Exhibit 4.6

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Robert M. Johnson, Esq.

SECOND SUPPLEMENTAL INDENTURE

DATED AS OF JULY 1, 2020

SUPPLEMENT TO INDENTURE OF MORTGAGE

DATED AS OF JUNE 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

ISSUER (MORTGAGOR)

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

TRUSTEE (MORTGAGEE)

EXHIBIT A	FORM OF 4.50% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2041
EXHIBIT B	FORM OF 4.45% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2042
EXHIBIT C	FORM OF 3.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2042
EXHIBIT D	FORM OF 3.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023
EXHIBIT E	FORM OF 4.60% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2043

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EXHIBIT F	FORM OF 3.85% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023
EXHIBIT G	FORM OF 3.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2024
EXHIBIT H	FORM OF 4.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2044
EXHIBIT I	FORM OF 3.40% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2024
EXHIBIT J	FORM OF 4.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2045
EXHIBIT K	FORM OF 3.50% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2025
EXHIBIT L	FORM OF 4.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2046
EXHIBIT M	FORM OF 2.95% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2026
EXHIBIT N	FORM OF 4.00% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2046
EXHIBIT O	FORM OF 3.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2027A
EXHIBIT P	FORM OF 3.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2027B
EXHIBIT Q	FORM OF 3.95% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2047
EXHIBIT R	FORM OF 4.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023
EXHIBIT S	FORM OF 4.65% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2028

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SECOND SUPPLEMENTAL INDENTURE, dated as of July 1, 2020 (this “SUPPLEMENTAL INDENTURE”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “COMPANY”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized under the laws of the United States of America, as Trustee under the Mortgage Indenture (as hereinafter defined) (the “TRUSTEE”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “MORTGAGE INDENTURE”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. The Company has heretofore executed and delivered to the 2005 Unsecured Note Trustee (as defined below) an Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as previously amended and supplemented, the “2005 Unsecured Indenture”) between the Company and BOKF, N.A., as trustee (the “2005 Unsecured Note Trustee”) pursuant to which the following series of unsecured notes have been issued:

(i) 4.50% Senior Notes due 2041 (the “4.50% Senior Notes due 2041”);

(ii) 4.45% Senior Notes due 2042 (the “4.45% Senior Notes due 2042”);

(iii) 3.75% Senior Notes due 2042 (the “3.75% Senior Notes due 2042”);

(iv) 3.25% Senior Notes due 2023 (the “3.25% Senior Notes due 2023”);

(v) 4.60% Senior Notes due 2043 (the “4.60% Senior Notes due 2043”);

(vi) 3.85% Senior Notes due 2023 (the “3.85% Senior Notes due 2023”);

(vii) 3.75% Senior Notes due 2024 (the “3.75% Senior Notes due 2024”);

(viii) 4.75% Senior Notes due 2044 (the “4.75% Senior Notes due 2044”);

(ix) 3.40% Senior Notes due 2024 (the “3.40% Senior Notes due 2024”);

(x) 4.30% Senior Notes due 2045 (the “4.30% Senior Notes due 2045”);

(xi) 3.50% Senior Notes due 2025 (the “3.50% Senior Notes due 2025”);

(xii) 4.25% Senior Notes due 2046 (the “4.25% Senior Notes due 2046”);

(xiii) 2.95% Senior Notes due 2026 (the “2.95% Senior Notes due 2026”);

(xiv) 4.00% Senior Notes due 2046 (the “4.00% Senior Notes due 2046”); and

(xv) 3.30% Senior Notes due 2027 (the “3.30% Senior Notes due 2027A”).

D. the Company has heretofore executed and delivered to the 2017 Unsecured Note Trustee (as defined below) an Indenture, dated as of November 29, 2017 (the “2017 Unsecured Indenture”) between the Company and BOKF, N.A., as trustee (the “2017 Unsecured Note Trustee”) pursuant to which the following series of unsecured notes have been issued:

(i) 3.30% Senior Notes due 2027 (the “3.30% Senior Notes due 2027B”); and

(ii) 3.95% Senior Notes due 2047 (the “3.95% Senior Notes due 2047”).

E. the Company has heretofore executed and delivered to the 2018 Unsecured Note Trustee (as defined below) an Indenture, dated as of August 6, 2018 (the “Original 2018 Unsecured Indenture” and as previously amended and supplemented, the “2018 Unsecured Indenture” and, collectively with the 2005 Unsecured Indenture and the 2017 Unsecured Indenture, the “Unsecured Indentures”) between the Company and BOKF, N.A., as trustee (the “2018 Unsecured Note Trustee” and, collectively with the 2005 Unsecured Note Trustee and the 2017 Unsecured Note Trustee, the “Unsecured Note Trustees”) pursuant to which the following series of unsecured notes have been issued:

(i) 4.25% Senior Notes due 2023 (the “4.25% Senior Notes due 2023”); and

(ii) 4.65% Senior Notes due 2028 (the “4.65% Senior Notes due 2028” and, collectively with the 4.50% Senior Notes due 2041, the 4.45% Senior Notes due 2042, the 3.75% Senior Notes due 2042, the 3.25% Senior Notes due 2023, the 4.60% Senior Notes due 2043, the 3.85% Senior Notes due 2023, the 3.75% Senior Notes due 2024, the 4.75% Senior Notes due 2044, the 3.40% Senior Notes due 2024, the 4.30% Senior Notes due 2045, the 3.50% Senior Notes due 2025, the 4.25% Senior Notes due 2046, the 2.95% Senior Notes due 2026, the 4.00% Senior Notes due 2046, the 3.30% Senior Notes due 2027A, 3.30% Senior Notes due 2027B, 3.95% Senior Notes due 2047 and the 4.25% Senior Notes due 2023, the “Unsecured Notes”).

F. Section 14.01(f) of the Mortgage Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Mortgage Indenture to establish the form or terms of Bonds of any series as contemplated by Sections 2.01 and 3.01 of the Mortgage Indenture.

G. The Company desires in and by this Supplemental Indenture (i) to create seventeen (17) series of Bonds (collectively, the “Collateralizing Mortgage Bonds”) to be issued under the Mortgage Indenture with each such series of said Collateralizing Mortgage Bonds to correspond to each series of Unsecured Notes, (ii) to designate such series of Collateralizing Mortgage Bonds and set forth the maturity date or dates, interest rate or rates and establish the form or terms of such Collateralizing Mortgage Bonds which shall be identical to each corresponding series of Unsecured Notes and (iii) to deliver such series of Collateralizing Mortgage Bonds to the applicable Unsecured Note Trustees to serve as collateral to each corresponding series of Unsecured Notes.

H. The execution and delivery of this Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

I. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Officer’s Certificate and Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

J. The Company has done all things necessary to make this Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of Unsecured Notes, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II

ESTABLISHMENT OF 4.50% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2041

SECTION 1. There is hereby created a seventh series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.50% Mortgage Bond, Collateral Series Due 2041” of the Company (“Bond of the Seventh Series”). The Bond of the Seventh Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.50% Senior Notes due 2041 as security for any and all obligations of the Company under the 4.50% Senior Notes due 2041, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.50% Senior Notes due 2041 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.50% Senior Notes due 2041, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.50% Senior Notes due 2041, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.50% Senior Notes due 2041.

(a) The Bond of the Seventh Series shall be initially issued in the principal amount of $250,000,000, provided that the principal amount of the Bond of the Seventh Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.50% Senior Notes due 2041 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Seventh Series shall be dated July 1, 2020. The Bond of the Seventh Series shall mature on the same date or dates as the 4.50% Senior Notes due 2041, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Seventh Series from its issue date until the entire principal amount of the Bond of the Seventh Series is paid. The Bond of the Seventh Series shall bear interest at the rate or rates per annum borne by the 4.50% Senior Notes due 2041 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.50% Senior Notes due 2041.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Seventh Series shall be equal to the principal of and premium, if any, on the 4.50% Senior Notes due 2041 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.50% Senior Notes due 2041.

(e) The Bond of the Seventh Series shall be subject to redemption at the same times and in the same amounts as the 4.50% Senior Notes due 2041.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.50% Senior Notes due 2041 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.50% Senior Notes due 2041 so redeemed or paid, and the principal amount of the Bond of the Seventh Series shall be deemed reduced by such specified principal amount of 4.50% Senior Notes due 2041 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Seventh Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Seventh Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.50% Senior Notes due 2041 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Seventh Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.50% Senior Notes due 2041 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Seventh Series is set forth in Exhibit A hereto and is hereby incorporated herein and made a part hereof.

ARTICLE III

ESTABLISHMENT OF 4.45% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2042

SECTION 1. There is hereby created a Eighth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.45% Mortgage Bond, Collateral Series Due 2042” of the Company (“Bond of the Eighth Series”). The Bond of the Eighth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.45% Senior Notes due 2042 as security for any and all obligations of the Company under the 4.45% Senior Notes due 2042, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.45% Senior Notes due 2042 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.45% Senior Notes due 2042, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.45% Senior Notes due 2042, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.45% Senior Notes due 2042.

(a) The Bond of the Eighth Series shall be initially issued in the principal amount of $400,000,000, provided that the principal amount of the Bond of the Eighth Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.45% Senior Notes due 2042 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Eighth Series shall be dated July 1, 2020. The Bond of the Eighth Series shall mature on the same date or dates as the 4.45% Senior Notes due 2042, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Eighth Series from its issue date until the entire principal amount of the Bond of the Eighth Series is paid. The Bond of the Eighth Series shall bear interest at the rate or rates per annum borne by the 4.45% Senior Notes due 2042 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.45% Senior Notes due 2042.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Eighth Series shall be equal to the principal of and premium, if any, on the 4.45% Senior Notes due 2042 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.45% Senior Notes due 2042.

(e) The Bond of the Eighth Series shall be subject to redemption at the same times and in the same amounts as the 4.45% Senior Notes due 2042.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.45% Senior Notes due 2042 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.45% Senior Notes due 2042 so redeemed or paid, and the principal amount of the Bond of the Eighth Series shall be deemed reduced by such specified principal amount of 4.45% Senior Notes due 2042 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Eighth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Eighth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.45% Senior Notes due 2042 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Eighth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.45% Senior Notes due 2042 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Eighth Series is set forth in Exhibit B hereto and is hereby incorporated herein and made a part hereof.

ARTICLE IV

ESTABLISHMENT OF 3.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2042

SECTION 1. There is hereby created a Ninth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.75% Mortgage Bond, Collateral Series Due 2042” of the Company (“Bond of the Ninth Series”). The Bond of the Ninth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.75% Senior Notes due 2042 as security for any and all obligations of the Company under the 3.75% Senior Notes due 2042, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.75% Senior Notes due 2042 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.75% Senior Notes due 2042, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.75% Senior Notes due 2042, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.75% Senior Notes due 2042.

(a) The Bond of the Ninth Series shall be initially issued in the principal amount of $350,000,000, provided that the principal amount of the Bond of the Ninth Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.75% Senior Notes due 2042 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Ninth Series shall be dated July 1, 2020. The Bond of the Ninth Series shall mature on the same date or dates as the 3.75% Senior Notes due 2042, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Ninth Series from its issue date until the entire principal amount of the Bond of the Ninth Series is paid. The Bond of the Ninth Series shall bear interest at the rate or rates per annum borne by the 3.75% Senior Notes due 2042 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.75% Senior Notes due 2042.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Ninth Series shall be equal to the principal of and premium, if any, on the 3.75% Senior Notes due 2042 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.75% Senior Notes due 2042.

(e) The Bond of the Ninth Series shall be subject to redemption at the same times and in the same amounts as the 3.75% Senior Notes due 2042.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.75% Senior Notes due 2042 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.75% Senior Notes due 2042 so redeemed or paid, and the principal amount of the Bond of the Ninth Series shall be deemed reduced by such specified principal amount of 3.75% Senior Notes due 2042 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Ninth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Ninth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.75% Senior Notes due 2042 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Ninth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.75% Senior Notes due 2042 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Ninth Series is set forth in Exhibit C hereto and is hereby incorporated herein and made a part hereof.

ARTICLE V

ESTABLISHMENT OF 3.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023

SECTION 1. There is hereby created a Tenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.25% Mortgage Bond, Collateral Series Due 2023” of the Company (“Bond of the Tenth Series”). The Bond of the Tenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.25% Senior Notes due 2023 as security for any and all obligations of the Company under the 3.25% Senior Notes due 2023, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.25% Senior Notes due 2023 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.25% Senior Notes due 2023, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.25% Senior Notes due 2023, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.25% Senior Notes due 2023.

(a) The Bond of the Tenth Series shall be initially issued in the principal amount of $375,000,000, provided that the principal amount of the Bond of the Tenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.25% Senior Notes due 2023 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Tenth Series shall be dated July 1, 2020. The Bond of the Tenth Series shall mature on the same date or dates as the 3.25% Senior Notes due 2023, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Tenth Series from its issue date until the entire principal amount of the Bond of the Tenth Series is paid. The Bond of the Tenth Series shall bear interest at the rate or rates per annum borne by the 3.25% Senior Notes due 2023 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.25% Senior Notes due 2023.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Tenth Series shall be equal to the principal of and premium, if any, on the 3.25% Senior Notes due 2023 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.25% Senior Notes due 2023.

(e) The Bond of the Tenth Series shall be subject to redemption at the same times and in the same amounts as the 3.25% Senior Notes due 2023.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.25% Senior Notes due 2023 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.25% Senior Notes due 2023 so redeemed or paid, and the principal amount of the Bond of the Tenth Series shall be deemed reduced by such specified principal amount of 3.25% Senior Notes due 2023 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Tenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Tenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.25% Senior Notes due 2023 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Tenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.25% Senior Notes due 2023 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Tenth Series is set forth in Exhibit D hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VI

ESTABLISHMENT OF 4.60% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2043

SECTION 1. There is hereby created a Eleventh Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.60% Mortgage Bond, Collateral Series Due 2043” of the Company (“Bond of the Eleventh Series”). The Bond of the Eleventh Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.60% Senior Notes due 2043 as security for any and all obligations of the Company under the 4.60% Senior Notes due 2043, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.60% Senior Notes due 2043 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.60% Senior Notes due 2043, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.60% Senior Notes due 2043, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.60% Senior Notes due 2043.

(a) The Bond of the Eleventh Series shall be initially issued in the principal amount of $375,000,000, provided that the principal amount of the Bond of the Eleventh Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.60% Senior Notes due 2043 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Eleventh Series shall be dated July 1, 2020. The Bond of the Eleventh Series shall mature on the same date or dates as the 4.60% Senior Notes due 2043, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Eleventh Series from its issue date until the entire principal amount of the Bond of the Eleventh Series is paid. The Bond of the Eleventh Series shall bear interest at the rate or rates per annum borne by the 4.60% Senior Notes due 2043 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.60% Senior Notes due 2043.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Eleventh Series shall be equal to the principal of and premium, if any, on the 4.60% Senior Notes due 2043 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.60% Senior Notes due 2043.

(e) The Bond of the Eleventh Series shall be subject to redemption at the same times and in the same amounts as the 4.60% Senior Notes due 2043.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.60% Senior Notes due 2043 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.60% Senior Notes due 2043 so redeemed or paid, and the principal amount of the Bond of the Eleventh Series shall be deemed reduced by such specified principal amount of 4.60% Senior Notes due 2043 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Eleventh Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Eleventh Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.60% Senior Notes due 2043 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Eleventh Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.60% Senior Notes due 2043 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Eleventh Series is set forth in Exhibit E hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VII

ESTABLISHMENT OF 3.85% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023

SECTION 1. There is hereby created a Twelfth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.85% Mortgage Bond, Collateral Series Due 2023” of the Company (“Bond of the Twelfth Series”). The Bond of the Twelfth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.85% Senior Notes due 2023 as security for any and all obligations of the Company under the 3.85% Senior Notes due 2023, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.85% Senior Notes due 2023 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.85% Senior Notes due 2023, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.85% Senior Notes due 2023, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.85% Senior Notes due 2023.

(a) The Bond of the Twelfth Series shall be initially issued in the principal amount of $300,000,000, provided that the principal amount of the Bond of the Twelfth Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.85% Senior Notes due 2023 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Twelfth Series shall be dated July 1, 2020. The Bond of the Twelfth Series shall mature on the same date or dates as the 3.85% Senior Notes due 2023, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twelfth Series from its issue date until the entire principal amount of the Bond of the Twelfth Series is paid. The Bond of the Twelfth Series shall bear interest at the rate or rates per annum borne by the 3.85% Senior Notes due 2023 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.85% Senior Notes due 2023.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twelfth Series shall be equal to the principal of and premium, if any, on the 3.85% Senior Notes due 2023 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.85% Senior Notes due 2023.

(e) The Bond of the Twelfth Series shall be subject to redemption at the same times and in the same amounts as the 3.85% Senior Notes due 2023.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.85% Senior Notes due 2023 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.85% Senior Notes due 2023 so redeemed or paid, and the principal amount of the Bond of the Twelfth Series shall be deemed reduced by such specified principal amount of 3.85% Senior Notes due 2023 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Twelfth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twelfth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.85% Senior Notes due 2023 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twelfth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.85% Senior Notes due 2023 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twelfth Series is set forth in Exhibit F hereto and is hereby incorporated herein and made a part hereof.

ARTICLE VIII

ESTABLISHMENT OF 3.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2024

SECTION 1. There is hereby created a Thirteenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.75% Mortgage Bond, Collateral Series Due 2024” of the Company (“Bond of the Thirteenth Series”). The Bond of the Thirteenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.75% Senior Notes due 2024 as security for any and all obligations of the Company under the 3.75% Senior Notes due 2024, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.75% Senior Notes due 2024 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.75% Senior Notes due 2024, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.75% Senior Notes due 2024, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.75% Senior Notes due 2024.

(a) The Bond of the Thirteenth Series shall be initially issued in the principal amount of $450,000,000, provided that the principal amount of the Bond of the Thirteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.75% Senior Notes due 2024 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Thirteenth Series shall be dated July 1, 2020. The Bond of the Thirteenth Series shall mature on the same date or dates as the 3.75% Senior Notes due 2024, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Thirteenth Series from its issue date until the entire principal amount of the Bond of the Thirteenth Series is paid. The Bond of the Thirteenth Series shall bear interest at the rate or rates per annum borne by the 3.75% Senior Notes due 2024 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.75% Senior Notes due 2024.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Thirteenth Series shall be equal to the principal of and premium, if any, on the 3.75% Senior Notes due 2024 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.75% Senior Notes due 2024.

(e) The Bond of the Thirteenth Series shall be subject to redemption at the same times and in the same amounts as the 3.75% Senior Notes due 2024.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.75% Senior Notes due 2024 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.75% Senior Notes due 2024 so redeemed or paid, and the principal amount of the Bond of the Thirteenth Series shall be deemed reduced by such specified principal amount of 3.75% Senior Notes due 2024 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Thirteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Thirteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.75% Senior Notes due 2024 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Thirteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.75% Senior Notes due 2024 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Thirteenth Series is set forth in Exhibit G hereto and is hereby incorporated herein and made a part hereof.

ARTICLE IX

ESTABLISHMENT OF 4.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2044

SECTION 1. There is hereby created a Fourteenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.75% Mortgage Bond, Collateral Series Due 2044” of the Company (“Bond of the Fourteenth Series”). The Bond of the Fourteenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.75% Senior Notes due 2044 as security for any and all obligations of the Company under the 4.75% Senior Notes due 2044, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.75% Senior Notes due 2044 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.75% Senior Notes due 2044, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.75% Senior Notes due 2044, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.75% Senior Notes due 2044.

(a) The Bond of the Fourteenth Series shall be initially issued in the principal amount of $675,000,000, provided that the principal amount of the Bond of the Fourteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.75% Senior Notes due 2044 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Fourteenth Series shall be dated July 1, 2020. The Bond of the Fourteenth Series shall mature on the same date or dates as the 4.75% Senior Notes due 2044, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Fourteenth Series from its issue date until the entire principal amount of the Bond of the Fourteenth Series is paid. The Bond of the Fourteenth Series shall bear interest at the rate or rates per annum borne by the 4.75% Senior Notes due 2044 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.75% Senior Notes due 2044.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Fourteenth Series shall be equal to the principal of and premium, if any, on the 4.75% Senior Notes due 2044 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.75% Senior Notes due 2044.

(e) The Bond of the Fourteenth Series shall be subject to redemption at the same times and in the same amounts as the 4.75% Senior Notes due 2044.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.75% Senior Notes due 2044 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.75% Senior Notes due 2044 so redeemed or paid, and the principal amount of the Bond of the Fourteenth Series shall be deemed reduced by such specified principal amount of 4.75% Senior Notes due 2044 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Fourteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Fourteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.75% Senior Notes due 2044 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Fourteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.75% Senior Notes due 2044 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Fourteenth Series is set forth in Exhibit H hereto and is hereby incorporated herein and made a part hereof.

ARTICLE X

ESTABLISHMENT OF 3.40% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2024

SECTION 1. There is hereby created a Fifteenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.40% Mortgage Bond, Collateral Series Due 2024” of the Company (“Bond of the Fifteenth Series”). The Bond of the Fifteenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.40% Senior Notes due 2024 as security for any and all obligations of the Company under the 3.40% Senior Notes due 2024, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.40% Senior Notes due 2024 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.40% Senior Notes due 2024, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.40% Senior Notes due 2024, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.40% Senior Notes due 2024.

(a) The Bond of the Fifteenth Series shall be initially issued in the principal amount of $350,000,000, provided that the principal amount of the Bond of the Fifteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.40% Senior Notes due 2024 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Fifteenth Series shall be dated July 1, 2020. The Bond of the Fifteenth Series shall mature on the same date or dates as the 3.40% Senior Notes due 2024, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Fifteenth Series from its issue date until the entire principal amount of the Bond of the Fifteenth Series is paid. The Bond of the Fifteenth Series shall bear interest at the rate or rates per annum borne by the 3.40% Senior Notes due 2024 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.40% Senior Notes due 2024.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Fifteenth Series shall be equal to the principal of and premium, if any, on the 3.40% Senior Notes due 2024 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.40% Senior Notes due 2024.

(e) The Bond of the Fifteenth Series shall be subject to redemption at the same times and in the same amounts as the 3.40% Senior Notes due 2024.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.40% Senior Notes due 2024 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.40% Senior Notes due 2024 so redeemed or paid, and the principal amount of the Bond of the Fifteenth Series shall be deemed reduced by such specified principal amount of 3.40% Senior Notes due 2024 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Fifteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Fifteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.40% Senior Notes due 2024 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Fifteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.40% Senior Notes due 2024 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Fifteenth Series is set forth in Exhibit I hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XI

ESTABLISHMENT OF 4.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2045

SECTION 1. There is hereby created a Sixteenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.30% Mortgage Bond, Collateral Series Due 2045” of the Company (“Bond of the Sixteenth Series”). The Bond of the Sixteenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.30% Senior Notes due 2045 as security for any and all obligations of the Company under the 4.30% Senior Notes due 2045, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.30% Senior Notes due 2045 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.30% Senior Notes due 2045, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.30% Senior Notes due 2045, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.30% Senior Notes due 2045.

(a) The Bond of the Sixteenth Series shall be initially issued in the principal amount of $600,000,000, provided that the principal amount of the Bond of the Sixteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.30% Senior Notes due 2045 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Sixteenth Series shall be dated July 1, 2020. The Bond of the Sixteenth Series shall mature on the same date or dates as the 4.30% Senior Notes due 2045, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Sixteenth Series from its issue date until the entire principal amount of the Bond of the Sixteenth Series is paid. The Bond of the Sixteenth Series shall bear interest at the rate or rates per annum borne by the 4.30% Senior Notes due 2045 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.30% Senior Notes due 2045.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Sixteenth Series shall be equal to the principal of and premium, if any, on the 4.30% Senior Notes due 2045 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.30% Senior Notes due 2045.

(e) The Bond of the Sixteenth Series shall be subject to redemption at the same times and in the same amounts as the 4.30% Senior Notes due 2045.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.30% Senior Notes due 2045 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.30% Senior Notes due 2045 so redeemed or paid, and the principal amount of the Bond of the Sixteenth Series shall be deemed reduced by such specified principal amount of 4.30% Senior Notes due 2045 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Sixteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Sixteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.30% Senior Notes due 2045 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Sixteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.30% Senior Notes due 2045 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Sixteenth Series is set forth in Exhibit J hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XII

ESTABLISHMENT OF 3.50% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2025

SECTION 1. There is hereby created a Seventeenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.50% Mortgage Bond, Collateral Series Due 2025” of the Company (“Bond of the Seventeenth Series”). The Bond of the Seventeenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.50% Senior Notes due 2025 as security for any and all obligations of the Company under the 3.50% Senior Notes due 2025, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.50% Senior Notes due 2025 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.50% Senior Notes due 2025, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.50% Senior Notes due 2025, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.50% Senior Notes due 2025.

(a) The Bond of the Seventeenth Series shall be initially issued in the principal amount of $600,000,000, provided that the principal amount of the Bond of the Seventeenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.50% Senior Notes due 2025 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Seventeenth Series shall be dated July 1, 2020. The Bond of the Seventeenth Series shall mature on the same date or dates as the 3.50% Senior Notes due 2025, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Seventeenth Series from its issue date until the entire principal amount of the Bond of the Seventeenth Series is paid. The Bond of the Seventeenth Series shall bear interest at the rate or rates per annum borne by the 3.50% Senior Notes due 2025 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.50% Senior Notes due 2025.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Seventeenth Series shall be equal to the principal of and premium, if any, on the 3.50% Senior Notes due 2025 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.50% Senior Notes due 2025.

(e) The Bond of the Seventeenth Series shall be subject to redemption at the same times and in the same amounts as the 3.50% Senior Notes due 2025.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.50% Senior Notes due 2025 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.50% Senior Notes due 2025 so redeemed or paid, and the principal amount of the Bond of the Seventeenth Series shall be deemed reduced by such specified principal amount of 3.50% Senior Notes due 2025 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Seventeenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Seventeenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.50% Senior Notes due 2025 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Seventeenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.50% Senior Notes due 2025 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Seventeenth Series is set forth in Exhibit K hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XIII

ESTABLISHMENT OF 4.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2046

SECTION 1. There is hereby created a Eighteenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.25% Mortgage Bond, Collateral Series Due 2046” of the Company (“Bond of the Eighteenth Series”). The Bond of the Eighteenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.25% Senior Notes due 2046 as security for any and all obligations of the Company under the 4.25% Senior Notes due 2046, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.25% Senior Notes due 2046 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.25% Senior Notes due 2046, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.25% Senior Notes due 2046, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.25% Senior Notes due 2046.

(a) The Bond of the Eighteenth Series shall be initially issued in the principal amount of $450,000,000, provided that the principal amount of the Bond of the Eighteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.25% Senior Notes due 2046 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Eighteenth Series shall be dated July 1, 2020. The Bond of the Eighteenth Series shall mature on the same date or dates as the 4.25% Senior Notes due 2046, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Eighteenth Series from its issue date until the entire principal amount of the Bond of the Eighteenth Series is paid. The Bond of the Eighteenth Series shall bear interest at the rate or rates per annum borne by the 4.25% Senior Notes due 2046 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.25% Senior Notes due 2046.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Eighteenth Series shall be equal to the principal of and premium, if any, on the 4.25% Senior Notes due 2046 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.25% Senior Notes due 2046.

(e) The Bond of the Eighteenth Series shall be subject to redemption at the same times and in the same amounts as the 4.25% Senior Notes due 2046.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.25% Senior Notes due 2046 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.25% Senior Notes due 2046 so redeemed or paid, and the principal amount of the Bond of the Eighteenth Series shall be deemed reduced by such specified principal amount of 4.25% Senior Notes due 2046 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Eighteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Eighteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.25% Senior Notes due 2046 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Eighteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.25% Senior Notes due 2046 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Eighteenth Series is set forth in Exhibit L hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XIV

ESTABLISHMENT OF 2.95% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2026

SECTION 1. There is hereby created a Nineteenth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “2.95% Mortgage Bond, Collateral Series Due 2026” of the Company (“Bond of the Nineteenth Series”). The Bond of the Nineteenth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 2.95% Senior Notes due 2026 as security for any and all obligations of the Company under the 2.95% Senior Notes due 2026, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2.95% Senior Notes due 2026 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 2.95% Senior Notes due 2026, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 2.95% Senior Notes due 2026, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 2.95% Senior Notes due 2026.

(a) The Bond of the Nineteenth Series shall be initially issued in the principal amount of $600,000,000, provided that the principal amount of the Bond of the Nineteenth Series actually outstanding as of any particular time shall be equal to the principal amount of the 2.95% Senior Notes due 2026 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Nineteenth Series shall be dated July 1, 2020. The Bond of the Nineteenth Series shall mature on the same date or dates as the 2.95% Senior Notes due 2026, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Nineteenth Series from its issue date until the entire principal amount of the Bond of the Nineteenth Series is paid. The Bond of the Nineteenth Series shall bear interest at the rate or rates per annum borne by the 2.95% Senior Notes due 2026 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 2.95% Senior Notes due 2026.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Nineteenth Series shall be equal to the principal of and premium, if any, on the 2.95% Senior Notes due 2026 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 2.95% Senior Notes due 2026.

(e) The Bond of the Nineteenth Series shall be subject to redemption at the same times and in the same amounts as the 2.95% Senior Notes due 2026.

SECTION 2. At such time or times that all or a portion of the principal amount of the 2.95% Senior Notes due 2026 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 2.95% Senior Notes due 2026 so redeemed or paid, and the principal amount of the Bond of the Nineteenth Series shall be deemed reduced by such specified principal amount of 2.95% Senior Notes due 2026 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Nineteenth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Nineteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 2.95% Senior Notes due 2026 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Nineteenth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 2.95% Senior Notes due 2026 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Nineteenth Series is set forth in Exhibit M hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XV

ESTABLISHMENT OF 4.00% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2046

SECTION 1. There is hereby created a Twentieth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.00% Mortgage Bond, Collateral Series Due 2046” of the Company (“Bond of the Twentieth Series”). The Bond of the Twentieth Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.00% Senior Notes due 2046 as security for any and all obligations of the Company under the 4.00% Senior Notes due 2046, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.00% Senior Notes due 2046 when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.00% Senior Notes due 2046, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.00% Senior Notes due 2046, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 4.00% Senior Notes due 2046.

(a) The Bond of the Twentieth Series shall be initially issued in the principal amount of $600,000,000, provided that the principal amount of the Bond of the Twentieth Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.00% Senior Notes due 2046 that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Twentieth Series shall be dated July 1, 2020. The Bond of the Twentieth Series shall mature on the same date or dates as the 4.00% Senior Notes due 2046, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twentieth Series from its issue date until the entire principal amount of the Bond of the Twentieth Series is paid. The Bond of the Twentieth Series shall bear interest at the rate or rates per annum borne by the 4.00% Senior Notes due 2046 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.00% Senior Notes due 2046.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twentieth Series shall be equal to the principal of and premium, if any, on the 4.00% Senior Notes due 2046 which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.00% Senior Notes due 2046.

(e) The Bond of the Twentieth Series shall be subject to redemption at the same times and in the same amounts as the 4.00% Senior Notes due 2046.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.00% Senior Notes due 2046 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.00% Senior Notes due 2046 so redeemed or paid, and the principal amount of the Bond of the Twentieth Series shall be deemed reduced by such specified principal amount of 4.00% Senior Notes due 2046 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Twentieth Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twentieth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.00% Senior Notes due 2046 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twentieth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.00% Senior Notes due 2046 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twentieth Series is set forth in Exhibit N hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XVI

ESTABLISHMENT OF 3.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2027A

SECTION 1. There is hereby created a Twenty-First Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.30% Mortgage Bond, Collateral Series Due 2027A” of the Company (“Bond of the Twenty-First Series”). The Bond of the Twenty-First Series shall be fully registered in the name of and delivered to the 2005 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.30% Senior Notes due 2027A as security for any and all obligations of the Company under the 3.30% Senior Notes due 2027A, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.30% Senior Notes due 2027A when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.30% Senior Notes due 2027A, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.30% Senior Notes due 2027A, when and as the same shall become due and payable in accordance with the terms and provisions of the 2005 Unsecured Indenture or the 3.30% Senior Notes due 2027A.

(a) The Bond of the Twenty-First Series shall be initially issued in the principal amount of $400,000,000, provided that the principal amount of the Bond of the Twenty-First Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.30% Senior Notes due 2027A that at such particular time are outstanding under the 2005 Unsecured Indenture.

(b) The Bond of the Twenty-First Series shall be dated July 1, 2020. The Bond of the Twenty-First Series shall mature on the same date or dates as the 3.30% Senior Notes due 2027A, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-First Series from its issue date until the entire principal amount of the Bond of the Twenty-First Series is paid. The Bond of the Twenty-First Series shall bear interest at the rate or rates per annum borne by the 3.30% Senior Notes due 2027A and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.30% Senior Notes due 2027A.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-First Series shall be equal to the principal of and premium, if any, on the 3.30% Senior Notes due 2027A which is due and payable under the 2005 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.30% Senior Notes due 2027A.

(e) The Bond of the Twenty-First Series shall be subject to redemption at the same times and in the same amounts as the 3.30% Senior Notes due 2027A.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.30% Senior Notes due 2027A shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.30% Senior Notes due 2027A so redeemed or paid, and the principal amount of the Bond of the Twenty-First Series shall be deemed reduced by such specified principal amount of 3.30% Senior Notes due 2027A so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Twenty-First Series is not transferable except as may be required to effect a transfer to any successor to the 2005 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twenty-First Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.30% Senior Notes due 2027A then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twenty-First Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2005 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.30% Senior Notes due 2027A specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twenty-First Series is set forth in Exhibit O hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XVII

ESTABLISHMENT OF 3.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2027B

SECTION 1. There is hereby created a Twenty- Second Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.30% Mortgage Bond, Collateral Series Due 2027B” of the Company (“Bond of the Twenty-Second Series”). The Bond of the Twenty-Second Series shall be fully registered in the name of and delivered to the 2017 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.30% Senior Notes due 2027B as security for any and all obligations of the Company under the 3.30% Senior Notes due 2027B, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.30% Senior Notes due 2027B when and as the same shall become due and payable in accordance with the terms and provisions of the 2017 Unsecured Indenture or the 3.30% Senior Notes due 2027B, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.30% Senior Notes due 2027B, when and as the same shall become due and payable in accordance with the terms and provisions of the 2017 Unsecured Indenture or the 3.30% Senior Notes due 2027B.

(a) The Bond of the Twenty-Second Series shall be initially issued in the principal amount of $1,150,000,000, provided that the principal amount of the Bond of the Twenty-Second Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.30% Senior Notes due 2027B that at such particular time are outstanding under the 2017 Unsecured Indenture.

(b) The Bond of the Twenty-Second Series shall be dated July 1, 2020. The Bond of the Twenty-Second Series shall mature on the same date or dates as the 3.30% Senior Notes due 2027B, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Second Series from its issue date until the entire principal amount of the Bond of the Twenty-Second Series is paid. The Bond of the Twenty-Second Series shall bear interest at the rate or rates per annum borne by the 3.30% Senior Notes due 2027B and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.30% Senior Notes due 2027B.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Second Series shall be equal to the principal of and premium, if any, on the 3.30% Senior Notes due 2027B which is due and payable under the 2017 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.30% Senior Notes due 2027B.

(e) The Bond of the Twenty-Second Series shall be subject to redemption at the same times and in the same amounts as the 3.30% Senior Notes due 2027B.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.30% Senior Notes due 2027B shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.30% Senior Notes due 2027B so redeemed or paid, and the principal amount of the Bond of the Twenty-Second Series shall be deemed reduced by such specified principal amount of 3.30% Senior Notes due 2027B so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Twenty-Second Series is not transferable except as may be required to effect a transfer to any successor to the 2017 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twenty-Second Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.30% Senior Notes due 2027B then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twenty-Second Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2017 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.30% Senior Notes due 2027B specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twenty-Second Series is set forth in Exhibit P hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XVIII

ESTABLISHMENT OF 3.95% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2047

SECTION 1. There is hereby created a Twenty-Third Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “3.95% Mortgage Bond, Collateral Series Due 2047” of the Company (“Bond of the Twenty-Third Series”). The Bond of the Twenty-Third Series shall be fully registered in the name of and delivered to the 2017 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 3.95% Senior Notes due 2047 as security for any and all obligations of the Company under the 3.95% Senior Notes due 2047, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 3.95% Senior Notes due 2047 when and as the same shall become due and payable in accordance with the terms and provisions of the 2017 Unsecured Indenture or the 3.95% Senior Notes due 2047, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 3.95% Senior Notes due 2047, when and as the same shall become due and payable in accordance with the terms and provisions of the 2017 Unsecured Indenture or the 3.95% Senior Notes due 2047.

(a) The Bond of the Twenty-Third Series shall be initially issued in the principal amount of $850,000,000, provided that the principal amount of the Bond of the Twenty-Third Series actually outstanding as of any particular time shall be equal to the principal amount of the 3.95% Senior Notes due 2047 that at such particular time are outstanding under the 2017 Unsecured Indenture.

(b) The Bond of the Twenty-Third Series shall be dated July 1, 2020. The Bond of the Twenty-Third Series shall mature on the same date or dates as the 3.95% Senior Notes due 2047, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Third Series from its issue date until the entire principal amount of the Bond of the Twenty-Third Series is paid. The Bond of the Twenty-Third Series shall bear interest at the rate or rates per annum borne by the 3.95% Senior Notes due 2047 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 3.95% Senior Notes due 2047.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Third Series shall be equal to the principal of and premium, if any, on the 3.95% Senior Notes due 2047 which is due and payable under the 2017 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 3.95% Senior Notes due 2047.

(e) The Bond of the Twenty-Third Series shall be subject to redemption at the same times and in the same amounts as the 3.95% Senior Notes due 2047.

SECTION 2. At such time or times that all or a portion of the principal amount of the 3.95% Senior Notes due 2047 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 3.95% Senior Notes due 2047 so redeemed or paid, and the principal amount of the Bond of the Twenty-Third Series shall be deemed reduced by such specified principal amount of 3.95% Senior Notes due 2047 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Twenty-Third Series is not transferable except as may be required to effect a transfer to any successor to the 2017 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twenty-Third Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 3.95% Senior Notes due 2047 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twenty-Third Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2017 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 3.95% Senior Notes due 2047 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twenty-Third Series is set forth in Exhibit Q hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XIX

ESTABLISHMENT OF 4.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023

SECTION 1. There is hereby created a Twenty-Fourth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.25% Mortgage Bond, Collateral Series Due 2023” of the Company (“Bond of the Twenty-Fourth Series”). The Bond of the Twenty-Fourth Series shall be fully registered in the name of and delivered to the 2018 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.25% Senior Notes due 2023 as security for any and all obligations of the Company under the 4.25% Senior Notes due 2023, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.25% Senior Notes due 2023 when and as the same shall become due and payable in accordance with the terms and provisions of the 2018 Unsecured Indenture or the 4.25% Senior Notes due 2023, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.25% Senior Notes due 2023, when and as the same shall become due and payable in accordance with the terms and provisions of the 2018 Unsecured Indenture or the 4.25% Senior Notes due 2023.

(a) The Bond of the Twenty-Fourth Series shall be initially issued in the principal amount of $500,000,000, provided that the principal amount of the Bond of the Twenty-Fourth Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.25% Senior Notes due 2023 that at such particular time are outstanding under the 2018 Unsecured Indenture.

(b) The Bond of the Twenty-Fourth Series shall be dated July 1, 2020. The Bond of the Twenty-Fourth Series shall mature on the same date or dates as the 4.25% Senior Notes due 2023, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Fourth Series from its issue date until the entire principal amount of the Bond of the Twenty-Fourth Series is paid. The Bond of the Twenty-Fourth Series shall bear interest at the rate or rates per annum borne by the 4.25% Senior Notes due 2023 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.25% Senior Notes due 2023.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Fourth Series shall be equal to the principal of and premium, if any, on the 4.25% Senior Notes due 2023 which is due and payable under the 2018 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.25% Senior Notes due 2023.

(e) The Bond of the Twenty-Fourth Series shall be subject to redemption at the same times and in the same amounts as the 4.25% Senior Notes due 2023.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.25% Senior Notes due 2023 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.25% Senior Notes due 2023 so redeemed or paid, and the principal amount of the Bond of the Twenty-Fourth Series shall be deemed reduced by such specified principal amount of 4.25% Senior Notes due 2023 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Twenty-Fourth Series is not transferable except as may be required to effect a transfer to any successor to the 2018 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twenty-Fourth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.25% Senior Notes due 2023 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twenty-Fourth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2018 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.25% Senior Notes due 2023 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twenty-Fourth Series is set forth in Exhibit R hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XX

ESTABLISHMENT OF 4.65% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2028

SECTION 1. There is hereby created a Twenty-Fifth Series of Bonds to consist of one Bond issued under and secured by the Mortgage Indenture, to be designated as “4.65% Mortgage Bond, Collateral Series Due 2028” of the Company (“Bond of the Twenty-Fifth Series”). The Bond of the Twenty-Fifth Series shall be fully registered in the name of and delivered to the 2018 Unsecured Note Trustee, held in trust for the benefit of the holders from time to time of the 4.65% Senior Notes due 2028 as security for any and all obligations of the Company under the 4.65% Senior Notes due 2028, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 4.65% Senior Notes due 2028 when and as the same shall become due and payable in accordance with the terms and provisions of the 2018 Unsecured Indenture or the 4.65% Senior Notes due 2028, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (ii) the full and prompt payment of any interest on the 4.65% Senior Notes due 2028, when and as the same shall become due and payable in accordance with the terms and provisions of the 2018 Unsecured Indenture or the 4.65% Senior Notes due 2028.

(a) The Bond of the Twenty-Fifth Series shall be initially issued in the principal amount of $300,000,000, provided that the principal amount of the Bond of the Twenty-Fifth Series actually outstanding as of any particular time shall be equal to the principal amount of the 4.65% Senior Notes due 2028 that at such particular time are outstanding under the 2018 Unsecured Indenture.

(b) The Bond of the Twenty-Fifth Series shall be dated July 1, 2020. The Bond of the Twenty-Fifth Series shall mature on the same date or dates as the 4.65% Senior Notes due 2028, subject to prior redemption.

(c) Interest will accrue on the unpaid portion of the principal of the Bond of the Twenty-Fifth Series from its issue date until the entire principal amount of the Bond of the Twenty-Fifth Series is paid. The Bond of the Twenty-Fifth Series shall bear interest at the rate or rates per annum borne by the 4.65% Senior Notes due 2028 and interest shall be paid on the date or dates on which, and at the same place or places as, interest is payable on the 4.65% Senior Notes due 2028.

(d) The payment or payments of the principal of and premium, if any, on the Bond of the Twenty-Fifth Series shall be equal to the principal of and premium, if any, on the 4.65% Senior Notes due 2028 which is due and payable under the 2018 Unsecured Indenture and shall be payable on the date or dates on which, and at the same place or places as, the principal of and premium, if any, on such 4.65% Senior Notes due 2028.

(e) The Bond of the Twenty-Fifth Series shall be subject to redemption at the same times and in the same amounts as the 4.65% Senior Notes due 2028.

SECTION 2. At such time or times that all or a portion of the principal amount of the 4.65% Senior Notes due 2028 shall be redeemed or otherwise deemed to have been paid, the Company shall deliver a notice to the Trustee in writing specifying the principal amount of the 4.65% Senior Notes due 2028 so redeemed or paid, and the principal amount of the Bond of the Twenty-Fifth Series shall be deemed reduced by such specified principal amount of 4.65% Senior Notes due 2028 so redeemed or paid for all purposes of the Mortgage Indenture.

SECTION 3. The Bond of the Twenty-Fifth Series is not transferable except as may be required to effect a transfer to any successor to the 2018 Unsecured Note Trustee.

SECTION 4. (a) The obligation of the Company to make any payment of the principal of and premium, if any, or interest on the Bond of the Twenty-Fifth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the corresponding principal of and premium, if any, or interest on the 4.65% Senior Notes due 2028 then due shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

(b) The Trustee shall conclusively presume that the obligation of the Company to make payments of the principal of and premium, if any, or interest on the Bond of the Twenty-Fifth Series shall have been fully paid, deemed to have been paid or otherwise satisfied and discharged when due unless and until the Trustee shall have received written notice from the 2018 Unsecured Note Trustee stating that the payments of the principal of and premium, if any, or interest on the 4.65% Senior Notes due 2028 specified in such notice were not fully paid, deemed to have been paid or otherwise satisfied and discharged when due and remain unpaid at the date of such notice.

SECTION 5. The form of the Bond of the Twenty-Fifth Series is set forth in Exhibit S hereto and is hereby incorporated herein and made a part hereof.

ARTICLE XXI

ISSUE OF COLLATERALIZING MORTGAGE BOND

SECTION 1. Each series of the Collateralizing Mortgage Bonds may be executed, authenticated and delivered as permitted by the provisions of Section 5.02, 5.03 or 5.04 of the Mortgage Indenture.

ARTICLE XXII

TRUSTEE

SECTION 1. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

ARTICLE XXIII

MISCELLANEOUS

SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Mortgage Indenture, as amended, shall be deemed to be incorporated in, and made a part of, this Supplemental Indenture; and the Mortgage Indenture as supplemented and amended by this Supplemental Indenture is in all respects ratified and confirmed; and the Mortgage Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 2. Nothing in this Supplemental Indenture is intended, or shall be construed to give to any person or corporation, other than the parties hereto and the holders of the Collateralizing Mortgage Bonds issued and to be issued under and in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of the Collateralizing Mortgage Bond issued and to be issued under the Mortgage Indenture and secured thereby.

SECTION 3. All covenants, stipulations and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind and (subject to the provisions of the Mortgage Indenture) inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 4. The headings of the several Articles of this Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

SECTION 5. This Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

SECTION 6. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SECTION 7. The laws of the State of New York shall govern this Supplemental Indenture and the Collateralizing Mortgage Bonds, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 8. In case any provision in this Supplemental Indenture or the Collateralizing Mortgage Bond shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY,
as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker
Name: Margaret K. Becker
Title: Senior Director and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (Mortgagee)

By:	/s/ Charles G. Nelson
Name: Charles G. Nelson
Title: Vice President

[Signature Page to Supplemental Indenture]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF SAN FRANCISCO	}

On June 4, before me, Jolie F. Ocampo, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jolie F. Ocampo
Signature

Jolie Franchesca Ocampo Notary Public – California San Francisco County Commission #2221172 My Comm. Expires Dec. 6, 2021

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF FLORIDA	}
}
COUNTY OF DUVAL	}

On June 30, 2020, before me, Joshua P. Kakareka, personally appeared Charles G. Nelson, a Vice President of the Bank of New York Mellon Trust Company, N.A. and who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Joshua P. Kakareka
Joshua P. Kakareka Notary Public State of Florida Comm# GG931852 Expires 11/13/2023

(Seal)

EXHIBIT A

[FORM OF BOND OF THE SEVENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE SEVENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $250,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.50%

MATURITY DATE: December 15, 2041	INTEREST PAYMENT DATES: June 15 and December 15 of each year, commencing December 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

A-1

PACIFIC GAS AND ELECTRIC COMPANY

4.50% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2041

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.50% First Mortgage Bond, Collateral Series Due 2041 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 15, 2020, at the rate of 4.50% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Seventh Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.50% Senior Notes due 2041 issued pursuant to the Unsecured Indenture (the “2041 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Seventh Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2041 Notes as security for any and all obligations of the Company under the 2041 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2041 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2041 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2041 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2041 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

A-2

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

A-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Seventh Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

A-4

[FORM OF REVERSE OF BOND OF THE SEVENTH SERIES]

This 4.50% First Mortgage Bond, Collateral Series due 2041 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2041 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

A-5

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Seventh Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

A-6

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-7

EXHIBIT B

[FORM OF BOND OF THE EIGHTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE EIGHTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $400,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.45%

MATURITY DATE: April 15, 2042	INTEREST PAYMENT DATES: April 15 and October 15 of each year, commencing October 15, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.45% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2042

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.45% First Mortgage Bond, Collateral Series Due 2042 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing October 15, 2020, at the rate of 4.45% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Eighth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.45% Senior Notes due 2042 issued pursuant to the Unsecured Indenture (the “2042 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Eighth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2042 Notes as security for any and all obligations of the Company under the 2042 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2042 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2042 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2042 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2042 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Eighth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE EIGHTH SERIES]

This 4.45% First Mortgage Bond, Collateral Series due 2042 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under [and equally secured by] an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2042 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Eighth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

[FORM OF BOND OF THE NINTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE NINTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $350,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.75%

MATURITY DATE: August 15, 2042	INTEREST PAYMENT DATES: February 15 and August 15 of each year, commencing August 15, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2042

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.75% First Mortgage Bond, Collateral Series Due 2042 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 15, 2020, at the rate of 3.75% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Ninth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.75% Senior Notes due 2042 issued pursuant to the Unsecured Indenture (the “2042 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Ninth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2042 Notes as security for any and all obligations of the Company under the 2042 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2042 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2042 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2042 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2042 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Ninth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE NINTH SERIES]

This 3.75% First Mortgage Bond, Collateral Series due 2042 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2042 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Ninth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

[FORM OF BOND OF THE TENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE TENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $375,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.25%

MATURITY DATE: June 15, 2023	INTEREST PAYMENT DATES: June 15 and December 15 of each year, commencing December 15, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.25% First Mortgage Bond, Collateral Series Due 2023 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing June 19, 2020, at the rate of 3.25% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Tenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.25% Senior Notes due 2023 issued pursuant to the Unsecured Indenture (the “2023 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Tenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2023 Notes as security for any and all obligations of the Company under the 2023 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2023 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2023 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Tenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TENTH SERIES]

This 3.25% First Mortgage Bond, Collateral Series due 2023 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2023 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Tenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT E

[FORM OF BOND OF THE ELEVENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE ELEVENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $375,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.60%

MATURITY DATE: June 15, 2043	INTEREST PAYMENT DATES: June 15 and December 15 of each year, commencing December 15, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.60% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2043

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.60% First Mortgage Bond, Collateral Series Due 2043 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 15, 2020, at the rate of 4.60% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Eleventh Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.60% Senior Notes due 2043 issued pursuant to the Unsecured Indenture (the “2043 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Eleventh Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2043 Notes as security for any and all obligations of the Company under the 2043 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2043 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2043 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2043 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2043 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Eleventh Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE ELEVENTH SERIES]

This 4.60% First Mortgage Bond, Collateral Series due 2043 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2043 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Eleventh Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

[FORM OF BOND OF THE TWELFTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE TWELFTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $300,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.85%

MATURITY DATE: November 15, 2023	INTEREST PAYMENT DATES: May 15 and November 15 of each year, commencing November 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.85% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.85% First Mortgage Bond, Collateral Series Due 2023 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing November 15, 2020, at the rate of 3.85% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twelfth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.85% Senior Notes due 2023 issued pursuant to the Unsecured Indenture (the “2023 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twelfth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2023 Notes as security for any and all obligations of the Company under the 2023 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2023 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2023 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twelfth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWELFTH SERIES]

This 3.85% First Mortgage Bond, Collateral Series due 2023 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2023 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twelfth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT G

[FORM OF BOND OF THE THIRTEENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE THIRTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $450,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.75%

MATURITY DATE: February 15, 2024	INTEREST PAYMENT DATES: February 15 and August 15 of each year, commencing August 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2024

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.75% First Mortgage Bond, Collateral Series Due 2024 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 15, 2020, at the rate of 3.75% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Thirteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.75% Senior Notes due 2024 issued pursuant to the Unsecured Indenture (the “2024 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Thirteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2024 Notes as security for any and all obligations of the Company under the 2024 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2024 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2024 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2024 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2024 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Thirteenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE THIRTEENTH SERIES]

This 3.75% First Mortgage Bond, Collateral Series due 2024 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2024 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Thirteenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT H

[FORM OF BOND OF THE FOURTEENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE FOURTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $675,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.75%

MATURITY DATE: February 15, 2044	INTEREST PAYMENT DATES: February 15 and August 15 of each year, commencing August 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.75% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2044

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.75% First Mortgage Bond, Collateral Series Due 2044 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 15, 2020, at the rate of 4.75% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Fourteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.75% Senior Notes due 2044 issued pursuant to the Unsecured Indenture (the “2044 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Fourteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2044 Notes as security for any and all obligations of the Company under the 2044 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2044 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2044 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2044 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2044 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Fourteenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE EIGHTH SERIES]

This 4.75% First Mortgage Bond, Collateral Series due 2044 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2044 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Fourteenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT I

[FORM OF BOND OF THE FIFTEENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE FIFTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $350,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.40%

MATURITY DATE: August 15, 2024	INTEREST PAYMENT DATES: February 15 and August 15 of each year, commencing August 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.40% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2024

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.40% First Mortgage Bond, Collateral Series Due 2024 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 15, 2020, at the rate of 3.40% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Fifteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.40% Senior Notes due 2024 issued pursuant to the Unsecured Indenture (the “2024 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Fifteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2024 Notes as security for any and all obligations of the Company under the 2024 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2024 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2024 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2024 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2024 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Fifteenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE FIFTEENTH SERIES]

This 3.40% First Mortgage Bond, Collateral Series due 2024 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2024 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Fifteenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT J

[FORM OF BOND OF THE SIXTEENTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE SIXTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $600,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.30%

MATURITY DATE: March 15, 2045	INTEREST PAYMENT DATES: March 15 and September 15 of each year, commencing September 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2045

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.30% First Mortgage Bond, Collateral Series Due 2045 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing September 15, 2020, at the rate of 4.30% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Sixteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.30% Senior Notes due 2045 issued pursuant to the Unsecured Indenture (the “2045 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Sixteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2045 Notes as security for any and all obligations of the Company under the 2045 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2045 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2045 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2045 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2045 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By ______________________________________

By ______________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Sixteenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE SIXTEENTH SERIES]

This 4.30% First Mortgage Bond, Collateral Series due 2045 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2045 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Sixteenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT K

[FORM OF BOND OF THE SEVENTEENTH SERIES ]

[FORM OF FACE OF BOND]

THIS BOND OF THE SEVENTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $600,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.50%

MATURITY DATE: June 15, 2025	INTEREST PAYMENT DATES: June 15 and December 15 of each year, commencing December 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.50% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2025

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.50% First Mortgage Bond, Collateral Series Due 2025 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 15, 2020, at the rate of 3.50% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Seventeenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.50% Senior Notes due 2025 issued pursuant to the Unsecured Indenture (the “2025 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Seventeenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2025 Notes as security for any and all obligations of the Company under the 2025 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2025 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2025 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2025 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2025 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By ________________________________________

By ________________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Seventeenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE SEVENTEENTH SERIES]

This 3.50% First Mortgage Bond, Collateral Series due 2025 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of [the property mortgaged, pledged and held in trust, the nature and extent of the security and] the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2025 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Seventeenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT L

[FORM OF BOND OF THE EIGHTEENTH SERIES ]

[FORM OF FACE OF BOND]

THIS BOND OF THE EIGHTEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $450,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.25%

MATURITY DATE: March 15, 2046	INTEREST PAYMENT DATES: March 15 and September 15 of each year, commencing September 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2046

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.25% First Mortgage Bond, Collateral Series Due 2046 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing September 15, 2020, at the rate of 4.25% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Eighteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.25% Senior Notes due 2046 issued pursuant to the Unsecured Indenture (the “2046 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Eighteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2046 Notes as security for any and all obligations of the Company under the 2046 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2046 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2046 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2046 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2046 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By ________________________________________

By ________________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Eighteenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE EIGHTEENTH SERIES]

This 4.25% First Mortgage Bond, Collateral Series due 2046 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2046 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Eighteenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT M

[FORM OF BOND OF THE NINETEENTH SERIES ]

[FORM OF FACE OF BOND]

THIS BOND OF THE NINETEENTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $600,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 2.95%

MATURITY DATE: March 1, 2026	INTEREST PAYMENT DATES: March 1 and September 1 of each year, commencing September 1, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

2.95% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2026

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 2.95% First Mortgage Bond, Collateral Series Due 2026 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing September 1, 2020, at the rate of 2.95% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Nineteenth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 2.95% Senior Notes due 2026 issued pursuant to the Unsecured Indenture (the “2026 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Nineteenth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2026 Notes as security for any and all obligations of the Company under the 2026 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2026 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2026 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2026 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2026 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By ___________________________________

By _____________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Nineteenth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE NINETEENTH SERIES]

This 2.95% First Mortgage Bond, Collateral Series due 2026 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2026 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Nineteenth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT N

[FORM OF BOND OF THE TWENTIETH SERIES ]

[FORM OF FACE OF BOND]

THIS BOND OF THE TWENTIETH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $600,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.00%

MATURITY DATE: December 1, 2046	INTEREST PAYMENT DATES: June 1 and December 1 of each year, commencing December 1, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.00% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2046

No. ___________	Principal Amount: $_________
CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.00% First Mortgage Bond, Collateral Series Due 2046 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 1, 2020, at the rate of 4.00% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twentieth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.00% Senior Notes due 2046 issued pursuant to the Unsecured Indenture (the “2046 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twentieth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2046 Notes as security for any and all obligations of the Company under the 2046 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2046 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2046 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2046 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2046 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By __________________________________

By __________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twentieth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee
By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTIETH SERIES]

This 4.00% First Mortgage Bond, Collateral Series due 2046 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2046 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twentieth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT O

[FORM OF BOND OF THE TWENTY-FIRST SERIES ]

[FORM OF FACE OF BOND]

THIS BOND OF THE TWENTY-FIRST SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $600,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.30%

MATURITY DATE: March 15, 2027	INTEREST PAYMENT DATES: March 15 and September 15 of each year, commencing September 15, 2020	THIS BOND IS A: [ ] Global Book-Entry Bond [X] Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2027A

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Amended and Restated Indenture, dated as of April 22, 2005 (the “Original 2005 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.30% First Mortgage Bond, Collateral Series Due 2027A issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing September 15, 2020, at the rate of 3.30% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twenty-First Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.30% Senior Notes due 2027A issued pursuant to the Unsecured Indenture (the “2027A Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twenty-First Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2027A Notes as security for any and all obligations of the Company under the 2027A Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2027A Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2027A Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2027A Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2027A Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By __________________________________

By __________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-First Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee
By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-FIRST SERIES]

This 3.30% First Mortgage Bond, Collateral Series due 2027A is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2027A Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-First Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT P

[FORM OF BOND OF THE TWENTY-SECOND SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE TWENTY-SECOND SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,150,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.30%

MATURITY DATE: December 1, 2027	INTEREST PAYMENT DATES: June 1 and December 1 of each year, commencing December 1, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A, as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.30% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2027B

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of November 29, 2017 (the “Original 2017 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.30% First Mortgage Bond, Collateral Series Due 2027B issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 1, 2020, at the rate of 3.30% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twenty-Second Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.30% Senior Notes due 2027B issued pursuant to the Unsecured Indenture (the “2027B Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twenty-Second Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2027B Notes as security for any and all obligations of the Company under the 2027B Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2027B Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2027B Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2027B Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2027B Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By __________________________________

By __________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Second Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee

By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-SECOND SERIES]

This 3.30% First Mortgage Bond, Collateral Series due 2027B is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2027B Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Second Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT Q

[FORM OF BOND OF THE TWENTY-THIRD SERIES ]

[FORM OF FACE OF BOND]

THIS BOND OF THE TWENTY-THIRD SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $850,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 3.95%

MATURITY DATE: December 1, 2047	INTEREST PAYMENT DATES: June 1 and December 1 of each year, commencing December 1, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

3.95% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2047

No. ___________	Principal Amount: $_________
CUSIP No:

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of November 29, 2017 (the “Original 2017 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.95% First Mortgage Bond, Collateral Series Due 2047 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 1, 2020, at the rate of 3.95% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twenty-Third Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 3.95% Senior Notes due 2047 issued pursuant to the Unsecured Indenture (the “2047 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twenty-Third Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2047 Notes as security for any and all obligations of the Company under the 2047 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2047 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2047 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2047 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2047 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By __________________________________

By __________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Third Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee
By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-THIRD SERIES]

This 3.95% First Mortgage Bond, Collateral Series due 2047 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2047 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Third Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT R

[FORM OF BOND OF THE TWENTY-FOURTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE TWENTY-FOURTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $500,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.25%

MATURITY DATE: August 1, 2023	INTEREST PAYMENT DATES: February 1 and August 1 of each year, commencing August 1, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.25% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2023

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of August 6, 2018 (the “Original 2018 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.25% First Mortgage Bond, Collateral Series Due 2023 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 1, 2020, at the rate of 4.25% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twenty-Fourth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.25% Senior Notes due 2023 issued pursuant to the Unsecured Indenture (the “2023 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twenty-Fourth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2023 Notes as security for any and all obligations of the Company under the 2023 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2023 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2023 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2023 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By __________________________________

By __________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Fourth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee
By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-FOURTH SERIES]

This 4.25% First Mortgage Bond, Collateral Series due 2023 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2023 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Fourth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT S

[FORM OF BOND OF THE TWENTY-FIFTH SERIES]

[FORM OF FACE OF BOND]

THIS BOND OF THE TWENTY-FIFTH SERIES IS NOT TRANSFERABLE EXCEPT TO EFFECT A TRANSFER TO ANY SUCCESSOR TRUSTEE PURSUANT TO THE UNSECURED INDENTURE (AS DEFINED HEREIN), SUBJECT TO UNITED STATES SECURITIES LAWS.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $300,000,000	ORIGINAL ISSUE DATE: July 1, 2020	INTEREST RATE: 4.65%

MATURITY DATE: August 1, 2028	INTEREST PAYMENT DATES: February 1 and August 1 of each year, commencing August 1, 2020	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond

REGISTERED OWNER: BOKF, N.A., as Trustee under the Unsecured Note Indenture (as defined herein)

PACIFIC GAS AND ELECTRIC COMPANY

4.65% FIRST MORTGAGE BOND, COLLATERAL SERIES DUE 2028

No. ___________	Principal Amount: $_________

CUSIP No: ___________

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BOKF, N.A., as trustee (the “Unsecured Note Trustee”) under the Indenture, dated as of August 6, 2018 (the “Original 2018 Unsecured Indenture” and, as heretofore amended and supplemented, the “Unsecured Indenture”), between the Company and the Unsecured Note Trustee, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.65% First Mortgage Bond, Collateral Series Due 2028 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 1, 2020, at the rate of 4.65% per annum until the principal hereof is paid or made available for payment; provided that the obligation of the Company to make any payment of the principal of and premium, if any, or interest on this Bond of the Twenty-Fifth Series shall be fully or partially, as the case may be, paid, deemed to have been paid or otherwise satisfied and discharged to the extent that at the time any such payment shall be due, the then due principal of and premium, if any, or interest on the Company’s 4.65% Senior Notes due 2028 issued pursuant to the Unsecured Indenture (the “2028 Notes”) shall have been fully or partially paid, deemed to have been paid or otherwise satisfied and discharged.

This Bond of the Twenty-Fifth Series shall be delivered to the Unsecured Note Trustee to be held in trust for the benefit of the holders from time to time of the 2028 Notes as security for any and all obligations of the Company under the 2028 Notes, including but not limited to, (i) the full and prompt payment of the principal of and premium, if any, on the 2028 Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2028 Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption and (ii) the full and prompt payment of any interest on the 2028 Notes, when and as the same shall become due and payable in accordance with the terms and provisions of the Unsecured Indenture or the 2028 Notes.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________

PACIFIC GAS AND ELECTRIC COMPANY

By __________________________________

By __________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated as Bonds of the Twenty-Fifth Series referred to in the within-mentioned Mortgage Indenture.

,
As Trustee
By
Authorized Signatory

[FORM OF REVERSE OF BOND OF THE TWENTY-FIFTH SERIES]

This 4.65% First Mortgage Bond, Collateral Series due 2028 is one of a duly authorized issue of Bonds of the Company (the “Bonds”), issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture of Mortgage as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

In the event that all 2028 Notes are no longer outstanding under the Unsecured Indenture, then this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, the transfer of this Bond (but only as may be required to effect a transfer to any successor to the Unsecured Note Trustee) is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Bonds of the Twenty-Fifth Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

All terms used in this Bond which are not defined herein shall have the meanings assigned to them in the Mortgage Indenture.

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (I) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:
Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.